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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 2, 2001

                              PTEK HOLDINGS, INC.
            (Exact name of Registrant as specified in its charter)


          Georgia                   0-27778                59-3074176
(State of Incorporation)     (Commission File No.)      (I.R.S. Employer
                                                      Identification No.)



                           3399 Peachtree Road, N.E.
                         The Lenox Building, Suite 600
                            Atlanta, Georgia  30326
         (Address of principal executive offices, including zip code)


                                (404) 262-8400
             (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

(a)  Previous independent accountants

     (i) On October 2, 2001, PTEK Holdings, Inc. ("PTEK") dismissed Arthur Andersen LLP as its independent accountant.

     (ii) The audit reports of Arthur Andersen LLP on the consolidated financial statements of PTEK as of and for the years ended December 31, 2000 and 1999, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen LLP is attached as
             Exhibit 16.1.

     (iii) Our Audit Committee participated in and approved the decision to change independent accountants.

     (iv) In connection with the audits for the two most recent fiscal years and through October 2, 2001, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to them in their report on the financial statements for those years.

     (v) During the two most recent fiscal years and through October 2, 2001, there have been no reportable events (as defined in Item 302(a)(1)(v) of Regulation S-K).

     (vi) We have requested that Arthur Andersen LLP furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated October 9, 2001 is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accounts

     We engaged PricewaterhouseCoopers LLP as our new independent accountants as of October 2, 2001. During the two most recent fiscal years and through October 2, 2001, we have not consulted with PricewaterhouseCoopers LLP regarding the following:

     (i) the application of accounting principles to a specified transaction, either completed or proposed;

     (ii) the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral

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             advice provided that PTEK concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

     (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)  Exhibits

     The exhibit listed in the Exhibit Index is filed as part of this Current Report on Form 8-K.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PTEK HOLDINGS, INC.


Date:  October 9, 2001              By:  /s/ Patrick G. Jones
                                         --------------------
                                         Patrick G. Jones
                                         Executive Vice President, Chief
                                         Financial Officer and Chief
                                         Legal Officer


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                                 EXHIBIT INDEX


Exhibit             Description                                     Page No.
-------             -----------                                     -------

16.1      Letter from Arthur Andersen LLP dated October 9, 2001        6


                                       5